                                                                EXHIBIT (9)(c)




                                   APPENDIX A
                                     to the
                            ADMINISTRATION AGREEMENT
                                    between
                                The PNC(R) Fund
                                      and
                                   PFPC Inc.
                                      and
                          Provident Distributors, Inc.

-----------------------------------------------------------------------------

Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

Government Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

New Jersey Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

Ohio Municipal Money Market Portfolio (Institutional Shares, Services Shares, Series A Investor Shares and Series C Investor Shares)

Pennsylvania Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

North Carolina Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

Virginia Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares and Series C Investor Shares)

Managed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Government Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Government Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Fixed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Short-Term Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate-Term Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Fixed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Multi-Sector Mortgage Securities Portfolio III (Institutional Shares)

Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Index Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Balanced Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Emerging Markets Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)



Agreed to and accepted as of ________________, 1996

THE PNC(R) FUND

By:
   ---------------------------------------


PFPC INC.

By:
   ---------------------------------------

PROVIDENT DISTRIBUTORS, INC.

By:
   ---------------------------------------

                                   APPENDIX B

                          Administration Fees Payable
                        With Respect to the PNC(R) Fund

                 Portfolios                          Administration Fees
                 ----------                          -------------------
Managed Income, Core Fixed Income, Intermediate      Administrators are entitled to receive a combined
Government, Tax-Free Income, New Jersey Tax-Free     fee, computed daily and payable monthly, at an
Income, Ohio Tax-Free Income, Pennsylvania Tax-      annual rate of .20% of the first $500 million of
Free Income, Short-Term Bond, Intermediate-Term      each Portfolio's average daily net assets; .18% of
Bond, International Fixed Income and Government      the next $500 million of each Portfolio's average
Income Portfolios.                                   daily net assets; .16% of the next $1 billion of
                                                     each Portfolio's average daily net assets; and
                                                     .15% of each Portfolio's average daily net assets
                                                     in excess of $2 billion.

Money Market, Municipal Money Market, Government     Administrators are entitled to receive a combined
Money Market, Ohio Municipal Money Market, New       fee, computed daily and payable monthly, at an
Jersey Municipal Money Market, Pennsylvania          annual rate of .15% of the first $500 million of
Municipal Money Market, North Carolina Municipal     each Portfolio's average daily net assets; .13% of
Money Market and Virginia Municipal Money Market     the next $500 million of each Portfolio's average
Portfolios.                                          daily net assets; .11% of the next $1 billion of
                                                     each Portfolio's average daily net assets and .10%
                                                     of each Portfolio's average daily net assets in
                                                     excess of $2 billion.

Value Equity, Growth Equity, Small Cap Value         Administrators are entitled to receive a combined
Equity, International Equity, Balanced, Small Cap    fee, computed daily and payable monthly, at an
Growth Equity, Core Equity and International         annual rate of .20% of the first $500 million of
Emerging Markets Portfolios.                         each Portfolio's average daily net assets; .18% of
                                                     the next $500 million of each Portfolio's average
                                                     daily net assets; .16% of the next $1 billion of
                                                     each Portfolio's average daily net assets; and
                                                     .15% of each Portfolio's average daily net assets
                                                     in excess of $2 billion.

Multi-Sector Mortgage Securities Portfolio III.      [Fees to be determined.]

Index Equity Portfolio                               [Fees to be determined.]

Agreed to and accepted as of ______________, 1996

THE PNC(R) Fund

By:
   -------------------------

PFPC INC.

By:
   -------------------------

PROVIDENT DISTRIBUTORS, INC.

By:
   -------------------------